UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 4, 2007 (December 3, 2007)
Grey Wolf, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-8226	74-2144774
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)
10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address of principal executive office and zip code)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 3, 2007, the Board of Directors of the registrant approved and adopted amendments to the registrant’s bylaws to allow the issuance of uncertificated shares of its capital stock. The amendment to the bylaws are in response to a requirement by the American Stock Exchange that all listed securities be eligible for a direct registration system by January 1, 2008. A copy of the registrant’s Amended and Restated Bylaws is filed as Exhibit 3.1 to this report and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 4, 2007

GREY WOLF, INC.
/s/ David W. Wehlmann
David W. Wehlmann
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws